THE TURKISH INVESTMENT FUND, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs                    William G. Morton, Jr.
CHAIRMAN OF THE BOARD              DIRECTOR
OF DIRECTORS
                                   Stefanie V. Chang
Michael F. Klein                   VICE PRESIDENT
PRESIDENT AND DIRECTOR
                                   Harold J. Schaaff, Jr.
Peter J. Chase                     VICE PRESIDENT
DIRECTOR
                                   Joseph P. Stadler
John W. Croghan                    VICE PRESIDENT
DIRECTOR
                                   Valerie Y. Lewis
David B. Gill                      SECRETARY
DIRECTOR
                                   Joanna M. Haigney
Graham E. Jones                    TREASURER
DIRECTOR
                                   Belinda A. Brady
John A. Levin                      ASSISTANT TREASURER
DIRECTOR

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Dean Witter Investment Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England
--------------------------------------------------------------------------------

ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT

Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
(800) 342-8756
--------------------------------------------------------------------------------

LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.


--------------------------------------------------------------------------------
                                        THE
                                      TURKISH
                                     INVESTMENT
                                     FUND, INC.
--------------------------------------------------------------------------------





                                   ANNUAL REPORT
                                  OCTOBER 31, 1998
               MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                                 INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the year ended October 31, 1998, The Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -42.39% compared to -50.28% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the "Index"). For the period since the Fund's commencement of operations on December 5, 1989 through October 31, 1998, the Fund's total return, based on net asset value per share, was -49.99% compared to -22.61% for the Index. On October 31, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $4 5/16, representing a 12.8% discount to the Fund's net asset value per share.

Adverse developments in international markets weighed heavily on the Turkish market during fiscal 1998. Turmoil in the emerging markets, particularly the fallout of the Russian crisis, depressed investor sentiment and the market fell in sympathy with its emerging market peers. Ultimately, however, domestic political events and the reform process continue to drive the Turkish market. While Turkey has made significant progress on several fronts during 1998, the basic issues confronting Turkey remain the same: fragile politics, high inflation and a large fiscal deficit. A combination of external shocks, growing political uncertainty and Turkey's debt burden led to a 50.28% fall this year. For the year ended October 31, 1998, the Fund outperformed the Index by maintaining an underweight position in the financial sector, being overweight in merchandising and increasing the cash position during periods of uncertainty.

The current ruling coalition, headed by Prime Minister Yilmaz of the conservative ANAP party, began its term in government last year with high hopes, preaching low inflation and deficit reduction. On many fronts, the government has made significant progress. After years of delay, the privatization process was rejuvenated. The government sold a large stake in Isbank in April and the state-owned oil refiner Petrol Ofisi was sold to a consortium of private domestic investors. Possible subsequent privatizations include monopoly telecommunications provider Turk Telecom, TurkCell and a stake in Erdemir, the steel company. The new government also passed a long-awaited tax reform bill in July. The new legislation widens the tax base and increases overall tax collection. Under the new law, unrealized gains from government bonds will be subject to a capital gains tax on a quarterly basis. Turkish banks successfully lobbied against these measures which would increase the banks' taxable base and lead to lower earnings prospects and the government pushed off implementation until next year.

The battle against inflation remains the linchpin of the government's reform program, with an aggressive target for calendar year-end WPI (Wholesale Price Index) of 50%. The government was successful at keeping public sector utility prices under control, allowing WPI to decline every month this year. WPI, which was 91% in December 1997, reached 66% by September 1998, but will likely fall short of the government's year-end target. The progress on inflation helped yields on government paper drop sharply during the first half of 1998. After spending most of 1997 above 100%, yields dropped to approximately 70% in July. But as a result of the possible introduction of the new tax legislation and the external crisis, yields spiked up to their current levels above 130%. The government's fiscal discipline since the beginning of the year has allowed increases in revenue to outpace that of non-interest expenditures and led to an increase in the primary surplus (the budget surplus excluding interest payments on debt). But higher yields will pressure the overall budget deficit to edge up above the previously forecasted 7% of gross domestic product (GDP).

Politics, however, became a heavy drag on the market as Prime Minister Yilmaz faced obstacles both within his ruling coalition and from the parliamentary opposition. The coalition--a three-party minority group--nearly collapsed over disagreement on pay increases for public sector employees. A smaller coalition partner objected to a proposed pay increase, but after 3 weeks of intense negotiations, coalition leaders agreed on a formula for a 30% wage increase. Yilmaz is operating under a pact struck with the leader of the center-left opposition CHP party whose support in the Parliament has been necessary to pass any legislation. The terms of the agreement call for the Prime Minister to hand over power to a caretaker administration at the end of the year and call early elections in April 1999. In exchange, the CHP party would not block the government's reform bills. The agreement confirms that the support of the opposition was absolutely necessary if Turkey is to have any hope of passing structural reforms.

Towards the end of the year, a political crisis developed as the coalition partner CHP party insisted that the Prime Minister step down earlier than originally agreed due to allegations linking the Prime Minister to the Mafia. The crisis has brought the privatization program to a halt and led to the resignation of an ANAP member of parliament. Financial markets focused on the timing of the next elections and the interim government that would be put in place. It is unlikely that any temporary government would be able to make progress on reform. If the current government falls, new elections would not be held for at least two months and Turkey would be without leadership during a time when the government faced significant refinancing requirements. The government must roll over a large amount of debt in the next six months. While it will not be difficult to attract domestic investors with high yields, the Treasury also has to refinance foreign debt. In addition, after years of strong economic growth, Turkey is experiencing a slowdown due in part to high real interest rates. GDP growth in 1997 reached 8.3% but decelerated to 4% growth during the second quarter of 1998. GDP is being hit by a slowdown in domestic consumption, such as construction, and international demand for Turkish exports.

We actively monitor the ever changing political and macroeconomic environment within Turkey and continue to proactively adjust for these changes within the Fund's portfolio.

Finally, please be advised that effective December 1, 1998, Morgan Stanley Asset Management Inc. and Morgan Stanley Asset Management Limited, the Fund's investment advisers, have changed their names to Morgan Stanley Dean Witter Investment Management Inc. and Morgan Stanley Dean Witter Investment Management Limited, respectively.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


December 1998

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

The Turkish Investment Fund, Inc.
Investment Summary as of October 31, 1998
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 HISTORICAL                                                       TOTAL RETURN (%)
 INFORMATION                         ----------------------------------------------------------------------
                                         MARKET VALUE (1)        NET ASSET VALUE (2)          INDEX (3)
                                     ----------------------     -------------------     -------------------
                                                    Average                  Average                Average
                                     Cumulative     Annual      Cumulative   Annual     Cumulative   Annual
                                     ----------     ------      ----------   ------     ----------   ------
              One Year                 -42.36%     -42.36%       -42.39%     -42.39%     -50.28%     -50.28%
              Five Year                -55.32      -14.88        -43.57      -10.81      -38.12       -9.15
              Since Inception*         -56.34       -8.88        -49.99       -7.48      -22.61       -2.84

Past performance is not predictive of future performance.
-----------------------------------------------------------------------------------------------------------


RETURNS AND PER SHARE INFORMATION

                                       [GRAPH]

[PLOT POINTS TO COME]


                                                                        Years ended October 31:

                                     1990*     1991      1992      1993      1994      1995      1996      1997      1998
                                    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net Asset Value Per Share . .       $12.78     $5.16     $4.69     $9.41     $4.89     $5.93     $5.57     $8.74     $4.94
Market Value Per Share. . . .        $9.38     $7.00     $6.00    $10.38     $6.88     $5.88     $5.38     $7.63     $4.31
Premium/(Discount). . . . . .        -26.6%     35.7%     27.9%     10.3%     40.7%     -0.8%     -3.5%    -12.7%    -12.8%
Income Dividends. . . . . . .        $0.03        --     $0.07     $0.04     $0.12        --     $0.12     $0.14     $0.14
Capital Gains Distributions .           --     $0.07     $0.17        --        --        --        --        --        --
Fund Total Return (2) . . . .        14.80%   -59.27%    -6.36%   102.39%   -47.61%    21.27%    -4.09%    60.76%   -42.39%
Index Total Return (3). . . .        93.17%   -64.65%   -21.03%   156.26%   -45.26%    26.48%    -4.24%    87.70%   -50.28%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3)  The MSCI Turkey Index is an unmanaged index of common stocks.
*    The Fund commenced operations on December 5, 1989.

The Turkish Investment Fund, Inc.
Investment Summary as of October 31, 1998
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

     Equity Securities        (96.6%)
     Short-Term Investments    (3.4%)

-------------------------------------------------------------------------------
SECTORS

                                       [CHART]

     Other                                 (9.9%)
     Utilities--Electrical and Gas         (3.0%)
     Transportation--Airlines              (2.6%)
     Telecommunications                    (1.1%)
     Merchandising                        (20.6%)
     Insurance                             (8.6%)
     Food & Household Products             (3.8%)
     Banking                              (26.9%)
     Beverages & Tobacco                  (13.7%)
     Building Materials & Components       (7.4%)
     Electrical & Electronics              (2.4%)

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                PERCENT OF
                                                NET ASSETS
                                                ----------
     1.   Migros Turk TAS                          15.3%
     2.   Turkiye Is Bankasi                       13.4
     3.   Yapi Ve Kredi Bankasi                    10.7
     4.   Aksigorta AS                              8.2
     5.   Erciyas Biracilik Ve Malt                 5.7
     6.   Carsi Buyuk Magazacilik                   5.3%
     7.   Ege Biracilik Ve Malt Sanayii             5.2
     8.   Turcas Petroculuk AS                      3.0
     9.   Goltas Cimento                            2.9
     10.  Guney Biracilik Ve Malt Sanayii           2.8
                                                  -----
                                                   72.5%
                                                  -----
                                                  -----

 * Excludes short-term investments.

FINANCIAL STATEMENTS
-------
STATEMENT OF NET ASSETS
-------

OCTOBER 31, 1998

                                                                        VALUE
                                                        SHARES          (000)
------------------------------------------------------------------------------
    TURKISH COMMON STOCKS(92.6%)
    (Unless otherwise noted)
------------------------------------------------------------------------------
    AUTOMOBILES(0.0%)
   (a)Tofas Turk Otomobil Fabrikasi AS                  97,200  U.S.$       2
                                                                --------------
------------------------------------------------------------------------------
    BANKING(26.9%)
      Akbank TAS                                    63,435,000            936
   (a)Turkiye Garanti Bankasi GDS                       38,801             63
      Turkiye Is Bankasi                           168,250,000          4,615
      Yapi Ve Kredi Bankasi                        326,153,075          3,681
                                                                --------------
                                                                        9,295
                                                                --------------
------------------------------------------------------------------------------
    BEVERAGES & TOBACCO(13.7%)
      Ege Biracilik Ve Malt Sanayii                 27,471,000          1,789
      Erciyas Biracilik Ve Malt                     31,783,000          1,959
      Guney Biracilik Ve Malt Sanayii               21,542,000            972
                                                                --------------
                                                                        4,720
                                                                --------------
------------------------------------------------------------------------------
    BUILDING MATERIALS & COMPONENTS(7.4%)
      Adana Cimento                                 17,200,000            328
      Akcansa Cimento AS                            61,634,000            803
      Goltas Cimento                                72,510,000          1,007
      Turk Sise Ve Cam Fabrikalari AS               38,841,000            418
                                                                --------------
                                                                        2,556
                                                                --------------
------------------------------------------------------------------------------
    DIVERSIFIED OPERATIONS(0.9%)
      Koc Holding AS                                 3,250,000            299
                                                                --------------
------------------------------------------------------------------------------
    ELECTRICAL & ELECTRONICS(2.4%)
   (a)Vestel Elektronik Sanayi Ve                   10,034,032            819
        Ticaret AS                                              --------------
------------------------------------------------------------------------------
    FINANCIAL SERVICES(0.0%)
   (a)Global Menkul Degerler AS                      4,242,500             17
   (a)Global Menkul Degerler AS - New                    1,065             -- @
                                                                --------------
                                                                           17
                                                                --------------
------------------------------------------------------------------------------
    FOOD & HOUSEHOLD PRODUCTS(3.8%)
      Pinar Sut                                     29,352,500            622
      Tat Konserve Sanayii AS                       27,202,000            699
                                                                --------------
                                                                        1,321
                                                                --------------
------------------------------------------------------------------------------
    FOREST PRODUCTS & PAPER(0.8%)
      Karton Sanayi Ve Ticaret AS                    8,928,000            263
                                                                --------------
------------------------------------------------------------------------------
    INSURANCE(8.6%)
      Aksigorta AS                                 131,294,000          2,826
      Gunes Sigorta                                 34,738,000            145
                                                                --------------
                                                                        2,971
                                                                --------------
------------------------------------------------------------------------------


                                                                        VALUE
                                                        SHARES          (000)
------------------------------------------------------------------------------
    MERCHANDISING(20.6%)
      Carsi Buyuk Magazacilik                       48,156,000  U.S.$   1,839
      Migros Turk TAS                                6,208,000          5,281
                                                                --------------
                                                                        7,120
                                                                --------------
------------------------------------------------------------------------------
    METALS -- NON-FERROUS(0.0%)
(a)(b)Rabak Elektrolitik Bakir Ve Mamulleri          3,272,280             --
                                                                --------------
------------------------------------------------------------------------------
    METALS -- STEEL(0.8%)
   (a)Eregli Demir Ve Celik Fabrikalari TAS          5,037,200            284
                                                                --------------
------------------------------------------------------------------------------
    TELECOMMUNICATIONS(1.1%)
   (a)Netas Telekomunik                             17,118,400            380
                                                                --------------
------------------------------------------------------------------------------
    TEXTILES & APPAREL(0.0%)
(a)(b)Mensucat Santral TAS                           3,606,400             --
                                                                --------------
------------------------------------------------------------------------------
    TRANSPORTATION -- AIRLINES(2.6%)
      Usas Ucak Servisi AS                             660,000            882
                                                                --------------
------------------------------------------------------------------------------
    UTILITIES -- ELECTRICAL & GAS(3.0%)
      Turcas Petroculuk AS                          70,022,000          1,045
                                                                --------------
------------------------------------------------------------------------------
    TOTAL TURKISH COMMON STOCKS
      (Cost U.S.$47,228)                                               31,974
                                                                --------------
------------------------------------------------------------------------------


                                                          FACE
                                                        AMOUNT
                                                         (000)
------------------------------------------------------------------------------
    SHORT-TERM INVESTMENT(3.2%)
------------------------------------------------------------------------------
    REPURCHASE AGREEMENT(3.2%)
      Chase Securities, Inc., 5.20%,
        dated 10/30/98, due
        11/2/98, to be
        repurchased at U.S.$1,119,
        collateralized by
        U.S.$1,055 U.S. Treasury
        Note 5.75%, due 4/30/03,
        valued at U.S.$1,145
       (Cost U.S.$1,119)                    U.S.$       1,119           1,119
                                                                --------------
------------------------------------------------------------------------------
    TOTAL INVESTMENTS(95.8%)
       (Cost U.S.$48,347)                                              33,093
                                                                --------------
------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

                                                        AMOUNT         AMOUNT
                                                         (000)          (000)
------------------------------------------------------------------------------
    OTHER ASSETS (5.1%)
      Receivable for Investments Sold          U.S.$    1,601
      Dividends and Interest Receivable                   154
      Other Assets                                          8   U.S.$   1,763
                                               ---------------  --------------
------------------------------------------------------------------------------
    LIABILITIES (-0.9%)
      Payable for:
        Investments Purchased                             (67)
        Professional Fees                                 (59)
        Shareholder Reporting Expenses                    (51)
        Investment Advisory Fees                          (27)
        Custodian Fees                                    (24)
        Bank Overdraft                                    (23)
        Directors' Fees and Expenses                      (22)
        Administrative Fees                               (12)
      Other Liabilities                                   (20)           (305)
                                               ---------------  --------------
------------------------------------------------------------------------------
    NET ASSETS (100%)
      Applicable to 6,989,130 issued and
        outstanding U.S.$0.01 par value shares
        (30,000,000 shares authorized)                          U.S.$  34,551
                                                                --------------
------------------------------------------------------------------------------
    NET ASSET VALUE PER SHARE                                   U.S.$    4.94
                                                                --------------
------------------------------------------------------------------------------
    AT OCTOBER 31, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
      Common Stock                                              U.S.$      70
      Capital Surplus                                                  78,519
      Undistributed Net Investment Income                                 868
      Accumulated Net Realized Loss                                   (29,620)
      Unrealized Depreciation on Investments and
        Foreign Currency Translations                                 (15,286)
------------------------------------------------------------------------------
    TOTAL NET ASSETS                                            U.S.$  34,551
                                                                --------------
------------------------------------------------------------------------------

  @ -- Value is less than U.S.$500.
 (a)-- Non-income producing.
 (b)-- Security valued at fair value. See Note A-1 to financial statements.
GDS -- Global Depositary Shares.
       October 31, 1998 exchange rate -- Turkish Lira (TRL)
       288,005 = U.S.$1.00.


       The accompanying notes are an integral part of the financial statements.

                                                                                                     YEAR ENDED
                                                                                                 OCTOBER 31, 1998
STATEMENT OF OPERATIONS                                                                                (000)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      U.S.$ 1,674
   Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              287
-------------------------------------------------------------------------------------------------------------------
      Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,961
-------------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              520
   Custodian Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              123
   Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              118
   Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               73
   Shareholder Reporting Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               46
   Annual Meeting and Proxy Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               30
   Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               13
   Directors' Fees and Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                6
   Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               35
-------------------------------------------------------------------------------------------------------------------
      Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              964
-------------------------------------------------------------------------------------------------------------------
         Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              997
-------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5,697
   Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (156)
-------------------------------------------------------------------------------------------------------------------
      Net Realized Gain. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5,541
-------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Depreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (32,339)
   Depreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . . . . . .              (30)
-------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . . . . . . .          (32,369)
-------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation . . . . . . . . . .          (26,828)
-------------------------------------------------------------------------------------------------------------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . . . . .     U.S.$(25,831)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                                                                                      YEAR ENDED       YEAR ENDED
                                                                                   OCTOBER 31, 1998  OCTOBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                                                       (000)            (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$997      U.S.$1,242
   Net Realized Gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,541           2,344
   Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . . . . . . .      (32,369)         19,716
-------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . . .      (25,831)         23,302
-------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (972)           (959)
-------------------------------------------------------------------------------------------------------------------

Capital Share Transactions:
   Reinvestment of Distributions (3,346 shares). . . . . . . . . . . . . . . . . .           --              19
   Repurchase of Shares (57,300 shares). . . . . . . . . . . . . . . . . . . . . .         (262)             --
-------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions         (262)             19
-------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . .      (27,065)         22,362
Net Assets:
   Beginning of Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       61,616          39,254
-------------------------------------------------------------------------------------------------------------------
   End of Year (including undistributed net investment income of U.S.$868 and
       U.S.$955, respectively) . . . . . . . . . . . . . . . . . . . . . . . . . .  U.S.$34,551     U.S.$61,616
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA                                                              YEAR ENDED OCTOBER 31,
AND RATIOS:                                                -------------------------------------------------------------------------
                                                                       1998           1997           1996         1995          1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR .......................  U.S.$   8.74   U.S.$     5.57 U.S.$    5.93 U.S.$   4.89  U.S.$   9.41
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income ....................................          0.14             0.18          0.17         0.13          0.07
Net Realized and Unrealized Gain (Loss) on Investments ...         (3.80)            3.13         (0.41)        0.91         (4.47)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations .....................         (3.66)            3.31         (0.24)        1.04         (4.40)
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ..................................         (0.14)           (0.14)        (0.12)          --         (0.12)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR .............................  U.S.$   4.94   U.S.$     8.74 U.S.$    5.57 U.S.$   5.93  U.S.$   4.89
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF YEAR ......................  U.S.$   4.31   U.S.$     7.63 U.S.$    5.38 U.S.$   5.88  U.S.$   6.88
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value ...........................................        (42.36)%          45.34%        (6.58)%     (14.55)%      (33.19)%
  Net Asset Value (1) ....................................        (42.39)%          60.76%        (4.09)%      21.27%       (47.61)%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (THOUSANDS) ......................  U.S.$ 34,551   U.S.$   61,616 U.S.$  39,254 U.S.$ 41,757  U.S.$ 34,447
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ..................           1.71%           1.91%          2.07%        1.91%        2.16%
Ratio of Net Investment Income to Average Net Assets .....           1.76%           2.57%          3.23%        2.18%        1.03%
Portfolio Turnover Rate ..................................             68%             51%            60%          48%          68%
------------------------------------------------------------------------------------------------------------------------------------


(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.




       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998

------------

     The Turkish Investment Fund, Inc. (the "Fund") was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all securities listed on the Istanbul Stock Exchange are valued at the last quoted sales price. Unlisted securities and listed securities not traded on valuation date for which market quotations are readily available are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Securities purchased with remaining maturities of sixty days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. Currently, the Fund is not subject to any Turkish taxes.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which equals or exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. To the extent that proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, the Fund may incur a loss. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars quoted by a major bank as follows:

       - investments, other assets and liabilities at the prevailing rate of exchange on valuation date;

       - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-date. Income distributions and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for foreign currency transactions and securities designated as "passive foreign investment companies" for tax purposes.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

B. Morgan Stanley Dean Witter Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.) and Morgan Stanley Dean Witter Investment Management Limited (formerly Morgan Stanley Asset Management Limited) provide investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, advisory fees are computed weekly and payable monthly at an annual rate of 0.95% of the Fund's first $50 million of average weekly net assets, 0.75% of the next $50 million of average weekly net assets and 0.55% of average weekly net assets in excess of $100 million.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), an affiliate of the advisers. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Through September 30, 1998, the Fund paid MSTC fees of $104,195. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

E. During the year ended October 31, 1998, the Fund made purchases and sales totaling $36,184,833 and $35,893,816, respectively, of investment securities other than long-term U.S. Government securities and short- term investments. There were no purchases or sales of long-term U.S. Government securities. At October 31, 1998, the U.S. Federal income tax cost basis of securities was approximately $48,602,000 and accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $15,509,000, of which $1,531,000 related to appreciated securities and $17,040,000 related to depreciated securities. At October 31, 1998, the Fund had capital loss carryforwards totaling approximately $29,321,000 available to offset future capital gains of which $8,367,000, $17,764,000, $2,484,000 and $706,000 will expire on October 31, 2000, 2001,
2002, and 2004, respectively. To the extent that future capital gains are offset by these loss carryforwards, such gains will not be distributed to shareholders.

F. A substantial portion of the Fund's net assets consists of equity securities of Turkish companies denominated in Turkish lira which may subject the Fund to investment risks not normally associated with investing in securities of U.S. corporations, including volatility and illiquidity of the Turkish securities markets and fluctuation in the value of the Turkish lira against the U.S. dollar which are influenced in part by the high inflation rate in Turkey.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions will be treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at October 31, 1998 totaled $21,500 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During the year ended October 31, 1998, the Fund incurred $14,331 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

I. On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through October 31, 1998, the Fund repurchased

57,300 shares of its Common Stock at an average price per share of $4.54 and an average discount of 11.37% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

REPORT OF INDEPENDENT ACCOUNTANTS
------------

To the Shareholders and Board of Directors of The Turkish Investment Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Turkish Investment Fund, Inc. (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036

December 4, 1998

SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)

The Annual Meeting of the Stockholders of The Turkish Investment Fund, Inc., was held on June 24, 1998. The following is a summary of each proposal presented and the total number of shares voted:


                                                                                     VOTES IN      VOTES        VOTES        VOTES
   PROPOSAL:                                                                         FAVOR OF     AGAINST     WITHHELD     ABSTAINED
   ---------                                                                        ----------   ---------   ----------   ----------
1. To elect the following Directors:  Michael F. Klein                               3,888,532         --      983,998          --
                                      Barton M. Biggs                                3,897,077         --      975,454          --
                                      John A. Levin                                  3,893,989         --      978,542          --
                                      William G. Morton, Jr.                         3,895,489         --      977,042          --
2. To ratify the selection of PricewaterhouseCoopers LLP as
   independent accountants.                                                          4,335,033    517,697           --      19,801

------------------------------------------------------------------------------------------------------------------------------------


YEAR 2000 DISCLOSURE:

The investment advisory services provided to the Fund by the Advisers depend on the smooth operation of their computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Advisers have been actively working on necessary changes to their own computer systems to deal with the year 2000 problem and expect that their systems will be adapted before that date. There can be no assurance, however, that they will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Advisers are monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Investors Bank and Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

   Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

   The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

   In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

   Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                    The Turkish Investment Fund, Inc.
                    Investors Bank and Trust Company
                    Dividend Reinvestment and Cash Purchase Plan
                    P.O. Box 1537
                    Boston, MA 02205
                    1-800-730-6001